STATE STREET INSTITUTIONAL INVESTMENT TRUST

(The “Trust”)

SUPPLEMENT DATED FEBRUARY 12, 2025

TO THE SUMMARY PROSPECTUSES AND PROSPECTUSES,

EACH DATED APRIL 30, 2024,

AS MAY BE SUPPLEMENTED FROM TIME TO TIME

STATE STREET INSTITUTIONAL LIQUID RESERVES FUND

(The “Fund” or the “Selling Fund”)

Bancroft Capital Class (VTDXX)

Administration Class (SSYXX)

Institutional Class (SSHXX)

Investment Class (SSVXX)

Investor Class (SSZXX)

Opportunity Class (OPIXX)

Premier Class (SSIXX)

Trust Class (TILXX)

The Board of Trustees of the Trust has approved the merger (the “Reorganization”) of the Fund with and into State Street Institutional U.S. Government Money Market Fund (the “Buying Fund”). The Reorganization is expected to occur on or about June 13, 2025. Following the Reorganization, shareholders of the Fund would become shareholders of the Buying Fund. The Reorganization will be effected without a shareholder vote. More information about each of the Fund and the Buying Fund and the definitive terms of the proposed Reorganization will be included in an information statement/prospectus, which is expected to be mailed to shareholders in May 2025.

Selling Fund	Buying Fund
State Street Institutional Liquid Reserves Fund (to be renamed State Street Institutional Liquid Reserves Government Money Market Fund on or about March 7, 2025)	State Street Institutional U.S. Government Money Market Fund

Under the terms of the Agreement and Plan of Reorganization, the Fund’s assets, liabilities and obligations will be transferred to the Buying Fund in return for shares of the Buying Fund. The Buying Fund shares will be distributed pro rata to shareholders of the Fund in exchange for their Fund shares. Shareholders of the Fund will thus become shareholders of the Buying Fund and will receive shares of the Buying Fund with a value equal to their shares of the Fund at the time of the Reorganization.

The determinations and actions described herein, and anticipated timing of those actions, remain subject to future change.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Buying Fund, nor is it a solicitation of any proxy. For more information regarding the Buying Fund, or to receive a free copy of the information statement/prospectus relating to the Reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-877-521-4083. The information statement/prospectus relating to the Reorganization will also be available for free on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the information statement/prospectus relating to the Reorganization carefully before making any investment decisions.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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